                                                                     EXHIBIT 4.1

                                GYNCOR INC (SM)
                 PRACTICE MANAGEMENT IN REPRODUCTIVE MEDICINE


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
COMMON STOCK                 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE           CUSIP 403921 10 9
                                                                                            SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT







IS THE OWNER OF
                            FULLY PAID AND NON-ASSESSABLE COMMON STOCK, PAR VALUE $.0001 PER SHARE, OF
                                                           GYNCOR, INC.

transferable on the records of the corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.  This certificate is not valid unless countersigned and registered by a Transfer Agent and Registrar.
  WITNESS the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.

DATED:


                                                           GynCor, Inc.
                                                             Corporate
      Donna E. Pratt, M.D.                                     SEAL                               Norbert Gleicher, M.D.
          SECRETARY                                            1996                                     PRESIDENT
                                                             DELAWARE


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COUNTERSIGNED AND REGISTERED:
  AMERICAN STOCK TRANSFER & TRUST COMPANY
        (NEW YORK)
                                      TRANSFER AGENT
                                        AND REGISTRAR


                                 AUTHORIZED SIGNATURE
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                                 GYNCOR,INC.


     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE TRANSFER AGENT.

     THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:


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
TEN COM - AS TENANTS IN COMMON              UNIF GIFT MIN ACT - ......... CUSTODIAN..........
                                                                  (CUST)             (MINOR)

TEN ENT - AS TENANTS BY THE ENTIRETIES                          UNDER UNIFORM GIFTS TO MINORS

JT TEN - AS JOINT TENANTS WITH RIGHT OF                        ACT ............................
         SURVIVORSHIP AND NOT AS TENANTS                                    (STATE)
         IN COMMON

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    ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.


FOR VALUE RECEIVED, __________________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

   PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFICATION NUMBER OF ASSIGNEE
   ------------------------------------
   /                                   /
   /                                   /

   ----------------------------------------------------------------------------

   ----------------------------------------------------------------------------
    PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE
                                  OF ASSIGNEE

   ----------------------------------------------------------------------------

   ----------------------------------------------------------------------------

   --------------------------------------------------------------------- SHARES
   OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
                                     ------------------------------------------

   -------------------------------------------------------------------- ATTORNEY
   TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

   DATED:
         ----------------------------------

                                    ------------------------------------------

                                    BY
                                      ----------------------------------------
                                      THE SIGNATURES(S) SHOULD BE GUARANTEED BY
                                      AN ELIGIBLE GUARANTOR INSTITUTION
                                      (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                      ASSOCIATIONS AND CREDIT UNIONS WITH
                                      MEMBERSHIP IN AN APPROVED SIGNATURE
                                      GUARANTEE MEDALLION PROGRAM) PURSUANT TO
                                      S.E.C. RULE 17 AD-15.



NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.